                                                            Exhibit 23.1



                        Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-46155) pertaining to the Long-Term Incentive Plan of our report dated January 26, 1998, with respect to the consolidated financial statements of Gulf Island Fabrication, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1997.

                                  /s/ ERNST & YOUNG LLP
                                  ---------------------------------
                                      ERNST & YOUNG LLP

New Orleans, Louisiana
March 20, 1998